Exhibit 10.53.1

List of Senior Vice Presidents who have executed officer severance agreements:

Stuart K. Campbell                 Senior VP, Client Services
Michael Fulk                       Senior VP, Sales and Marketing
Herb Schneiderman                  Senior VP, Medical Delivery Systems
Richard Smith                      Senior VP, Diversified Life Insurance Co.
Connie L. Van Fleet                Senior VP, Chief Information Officer
David Williams, M.D.               Senior VP, Chief Medical Officer